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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K


Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2001


                               EMULEX CORPORATION
             (Exact name of registrant as specified in its charter)


            Delaware                  000-11007                  51-0300558
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


                              3535 Harbor Boulevard
                          Costa Mesa, California 92626
          (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code: (714) 662-5600


                             Exhibit Index on Page 5

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On March 1, 2001, Emulex Corporation, a Delaware corporation ("Emulex") completed the acquisition of Giganet, Inc., a Massachusetts corporation ("Giganet") pursuant to the terms of an Agreement and Plan of Merger, dated December 7, 2000 (as amended by Amendment No. 1 thereto dated February 7, 2001, the "Merger Agreement"), by and among Emulex, Giganet, GEMX Network Sub, Inc., a Massachusetts corporation and wholly-owned subsidiary of Emulex, and the Stockholder Representatives identified therein.

        As a result of the merger (the "Merger"), GEMX Network Sub, Inc. merged with and into Giganet and Giganet became a wholly-owned subsidiary of Emulex.

        In connection with the Merger, Emulex issued an aggregate of 6,744,638 shares of Emulex common stock in exchange for all of the outstanding shares of Giganet common stock and preferred stock. There will be 800,000 shares held in escrow for a period of one year to secure indemnification obligations of Giganet under the terms of the Merger Agreement. In addition, Emulex reserved for issuance an aggregate of approximately 1,250,000 shares of its common stock for issuance upon exercise of Giganet options and warrants assumed by Emulex.

        The Merger transaction will be accounted for under the purchase method of accounting. Emulex will record a one-time charge for purchased in-process research and development expenses of approximately $20 to $25 million related to the acquisition in its third fiscal quarter, ending April 1, 2001.

        On March 1, 2001, Emulex issued a press release regarding the acquisition of Giganet. A copy of the press release is included as Exhibit 99.1 and is incorporated herein by this reference.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Giganet, Inc.

The financial information required by this item will be filed by amendment within 60 days of March 14, 2001.

(b) Pro Forma Financial Information

The financial information required by this item will be filed by amendment within 60 days of March 14, 2001.


(c) Exhibits

Exhibit No.    Description
-----------    -----------

    2.1 Agreement and Plan of Merger, dated as of December 7, 2000, by and among Emulex Corporation, GEMX Network Sub, Inc., Giganet and David Follett (incorporated by reference to Emulex's Form 8-K filed on December 21, 2000).

    2.2        Amendment No. 1 to Merger Agreement, dated February 7, 2001

   99.1 Press Release dated March 1, 2001, announcing completion of the acquisition of Giganet.



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 EMULEX CORPORATION
                                                 (Registrant)


Date: March 14, 2001                             By: /s/ PAUL FOLINO
                                                     ---------------------------
                                                         Paul Folino,
                                                         Chief Executive Officer
                                                         and Director


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                                  EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------

    2.1 Agreement and Plan of Merger, dated as of December 7, 2000, by and among Emulex Corporation, GEMX Network Sub, Inc., Giganet and David Follett (incorporated by reference to Emulex's Form 8-K filed on December 21, 2000).

    2.2        Amendment No. 1 to Merger Agreement, dated February 7, 2001

   99.1 Press Release dated March 1, 2001, announcing completion of the acquisition of Giganet.